UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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SKILLZ INC.

(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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Your **Vote** Counts!

SKILLZ INC.

2026 Annual Meeting
Vote by June 17, 2026
11:59 PM ET (8:59 PM PT)

SKILLZ INC.
6625 BADURA AVE
LAS VEGAS, NV 89118

V96073-P53109

You invested in SKILLZ INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 18, 2026.**

Get informed before you vote

View the Notice of Meeting and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 4, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

June 18, 2026
10:00 AM PT (1:00 PM ET)

Virtually at:
www.virtualshareholdermeeting.com/SKLZ2026

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors	
	Nominees:	
1a.	Andrew Paradise	For
1b.	Anthony Cabot	For
1c.	Casey Chafkin	For
1d.	Henry Hoffman	For
1e.	Alexander Mandel	For
1f.	Kent Wakeford	For
1g.	Gary Vecchiarelli	For
1h.	Shannon Demus	For
2.	Ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026.	For
3.	Approval of an amendment to the Skillz Inc. 2020 Omnibus Incentive Plan to increase the number of shares of common stock authorized for issuance under the Skillz Inc. 2020 Omnibus Incentive Plan.	For

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V96074-P53109